ANJO of Skylake, Inc.

Financial Statements

Financial Information for the Three Months Ended March 31, 2014 and 2013

F-1	Interim Balance Sheets (Unaudited) for the March 31, 2014 and December 31, 2013
F-2	Interim Statements of Operations and Accumulated Deficit (Unaudited) for the Three Months Ended March 31, 2014 and 2013
F-3	Interim Statements of Cash Flows (Unaudited) for the Three Months Ended March 31, 2014 and 2013
F-4	Notes to the Interim Financial Statements

Financial Information for the Year Ended December 31, 2013 and 2012

F-8	Report of Independent Registered Public Accounting Firm
F-9	Balance Sheets (Audited) for the December 31, 2013 and 2012
F-10	Statements of Operations and Accumulated Deficit (Audited) for the Year Ended December 31, 2013 and 2012
F-11	Interim Statements of Cash Flows (Audited) for the Three Year Ended December 31, 2013 and 2012
F-12	Notes to Financial Statements

ANJO of Skylake, Inc.

Interim Balance Sheets

(Unaudited)

	March 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash	$2,870	$3,277
Certificate of deposit	21,302	21,302
Accounts receivable	2,684	—
Total current assets	26,856	24,579
Property and equipment
Building and improvements	477,449	477,449
Land	233,770	233,770
	711,219	711,219
Less accumulated depreciation	(153,270)	(150,301)
Property and equipment, net	557,949	560,918
Other assets:
Loan costs, net	11,854	11,980
Total other assets	11,854	11,980
Total assets	$596,659	$597,477
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Sales tax payable	$255	$255
Real estate taxes payable	2,673	—
Current portion of long-term debt	10,841	10,841
Total current liabilities	13,769	11,096
Long-term debt, net of current portion	734,531	737,387
Stockholders' deficit
Capital stock, authorized 1,000 shares, no par value, 1,000 issued and outstanding	—	—
Accumulated deficit	(151,641)	(151,006)
Total stockholders' deficit	(151,641)	(151,006)
Total liabilities and stockholders' deficit	$596,659	$597,477

See accompanying notes to the financial statements.

F-1

ANJO of Skylake, Inc.

Interim Statements of Operations and Accumulated Deficit

(Unaudited)

For the three months ended March 31,

	2014	2013
Revenues
Rental income	$12,784	$12,784
Seminar income	19,879	—
Total revenues	32,663	12,784
Operating expenses
Instructor costs	11,725	—
Taxes, property and other	3,420	2,673
Depreciation and amortization	3,096	3,096
General and administrative	125	563
Total operating expenses	18,366	6,332
Income from operations before
other income (expenses)	14,297	6,452
Other income (expenses)
Interest income	—	1
Interest expense	(14,932)	(15,135)
Total other expenses	(14,932)	(15,134)
Net loss	$(635)	$(8,682)

See accompanying notes to the financial statements.

F-2

ANJO of Skylake, Inc.

Interim Statements of Cash Flows

(Unaudited)

For the three months ended March 31, 2014 and 2013

	2014	2013
Cash flows from operating activities:
Net loss	$(636)	$(8,682)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,096	3,096
Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(2,685)	—
Accounts payable	2,673	—
Net cash provided by (used in) operating activities	2,449	(5,586)
Cash flows from financing activities:
Repayment of long-term debt	(2,856)	(2,654)
Repayment of distributions to stockholder	—	6,272
Net cash provided by (used in) financing activities	(2,856)	3,618
Net increase in cash	(407)	(1,968)
Cash at beginning of the year	3,277	4,115
Cash at end of the year	$2,870	$2,147
Supplemental disclosures for cash flow information:
Cash paid during the year for
Interest	$14,932	$15,135
Income taxes	$—	$—

See accompanying notes to the financial statements.

F-3

Anjo of Skylake, Inc.

Notes to the Interim Financial Statements

March 31, 2014 and 2013

(unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Anjo of Skylake, Inc. (the "Company") is a Florida corporation formed in July 2002. The Company holds and rents real property at 3141 S Military Trail, Lake Worth Florida and earns revenue from seminars. A summary of the accounting policies applied in the preparation of the accompanying Interim financial statements follows.

Basis of Accounting

The Interim financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America as outlined in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Under the accrual basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. These estimated service lives range from 5 to 39 years. Accelerated and straight-line methods are utilized for both financial and tax reporting purposes. Maintenance and repairs of property are charged to operations, and major improvements are capitalized.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Interim financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Long-lived Assets

In accordance with the Financial Accounting Standards Board ("FASB") Accounts Standard Codification (ASC) ASC 360-10, "Property, Plant and Equipment," the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

F-4

Anjo of Skylake, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2014 and 2013

(unaudited)

NOTE A – CONTINUED

Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Company included cash on hand and in banks. The Company also considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents.

Revenue Recognition

Revenue is only recognized when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) the price to the buyer is fixed or determinable, and (4) collectability is reasonably assured. Rental income is recognized over the passage of time. Seminar revenue is recognized as the services are performed.

Income Taxes

The Company filed an election with the Internal Revenue Service to be taxed as an S Corporation. Under this election, the Company's income, losses and tax credits will be included in the individual tax returns of the stockholders. Accordingly, the Company will not report a provision for income taxes. The Company’s income tax filings are subject to audit by various taxing authorities. The Company’s open audit periods are 2010 – 2013. In evaluating the Company’s tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances. The Company’s policy on income statement classification of interest and penalties related to income tax obligations, if any, is to include such items as part of interest expense and other expense, respectively.

Allowance for Doubtful Accounts

An allowance for doubtful accounts based upon a review of the collectability of the underlying accounts receivable. The allowance represents management’s estimate of the amount of the receivable for which loss is probable. The allowance is increased or decreased through charges to expense and recoveries of receivable previously charged to expense. As of March 31, 2014 and 2013, no allowances for doubtful accounts have been recorded.

F-5

Anjo of Skylake, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2014 and 2013

(unaudited)

NOTE A – CONTINUED

Fair Value of Financial Instruments

The carrying amounts reflected in the balance sheets for cash, accounts receivable, and accounts payable approximate the respective fair values due to the short maturities of these items. The Company does not hold any investments that are available-for-sale.

As required by the Fair Value Measurements and Disclosures Topic of the FASB ASC, fair value is measured based on a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The three levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2: Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

NOTE B – PROPERTY AND EQUIPMENT

Depreciation expense for the three months ended March 31, 2014 and 2013 was $2,969 and $2,969, respectively.

NOTE C – DISTRIBUTION TO STOCKHOLDER

During the three months ended March 31, 2014 and 2013, the Company total received $0 and $6,272 repayment of distribution to accumulated deficit for the three months period ended March 31, 2014 and 2013.

NOTE D – LONG TERM DEBT

Mortgage payable matures on September 26, 2037 and is due in monthly installments of $5,930, including principal and interest at 7.99% and secured by the real property located at 3141 S Military Trail, Lake Worth, Florida. Interest expense for the three months ended March 31, 2014 and 2013 was $14,932 and $15,135, respectively.

F-6

Anjo of Skylake, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2014 and 2013

(unaudited)

NOTE D – CONTINUED

Future aggregate minimum loan payments as of date are as follows:

2014	$10,841
2015	11,875
2016	13,034
2017	14,130
2018	15,318
Thereafter	680,174
Total	$745,372

NOTE E – COMMITMENTS AND CONTINGENCIES

Concentration of Risk

The Company maintains its cash balances at financial institutions located in Lake Worth, Florida. Deposit accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. At March 31, 2014 and 2013, the Company had no uninsured cash balances. The Company extends credit to its customers and students. The Company has assessed its significant credit risk on customer and student receivables and has provided an allowance for amounts believed to be uncollectible.

Legal matters

The Company is engaged in legal proceedings incidental to its normal business activities. In the opinion of management, none of these proceedings are material in relation to the Company’s financial position.

Note F – Related Party TRANSACTIONS

The Company is leasing the building under a month-to-month verbal agreement to Academy of Healing Arts, Massage and Facial Skin Care, Inc., a company under common control. Rental income for the three months ended March 31, 2014 and 2013 is $12,784 and $12,784, respectively.

F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Anjo of Skylake, Inc.

We have audited the accompanying balance sheets of Anjo of Skylake, Inc. (the “Company”) as of December 31, 2013 and 2012 and the related statements of operations, stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2013 and 2012. Anjo of Skylake, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Anjo of Skylake, Inc. as of December 31, 2013 and 2012 and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2013 and 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/ De Joya Griffith, LLC

Henderson, Nevada

August 8, 2014

F-8

ANJO of Skylake, Inc.

Balance Sheets

December 31,

(Audited)

	2013	2012
ASSETS
Current assets:
Cash	$3,277	$4,115
Certificate of deposit	21,302	21,217
Total current assets	24,579	25,332
Property and equipment
Building and improvements	477,449	477,449
Land	233,770	233,770
	711,219	711,219
Less accumulated depreciation	(150,301)	(138,423)
Property and equipment, net	560,918	572,796
Other assets:
Loan costs, net	11,980	12,485
Total other assets	11,980	12,485
Total assets	$597,477	$610,613
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Sales tax payable	$255	$255
Current portion of long-term debt	10,841	10,091
Total current liabilities	11,096	10,346
Long-term debt, net of current portion	737,387	748,228
Stockholders' deficit
Capital stock, authorized 1,000 shares, no par value, 1,000 issued and outstanding	—	—
Accumulated deficit	(151,006)	(147,961)
Total stockholders' deficit	(151,006)	(147,961)
Total liabilities and stockholders' deficit	$597,477	$610,613

See accompanying notes to the financial statements.

F-9

ANJO of Skylake, Inc.

Statements of Operations

For the years ended December 31,

(Audited)

	2013	2012
Revenues
Rental income	$51,137	$51,137
Seminar income	13,507	50,510
Total revenues	64,644	101,647
Operating expenses
Instructor costs	7,216	19,977
Taxes, property and other	11,223	10,994
Depreciation and amortization	12,383	12,383
General and administrative	518	14,369
Total operating expenses	31,340	57,723
Income from operations before
other income (expenses)	33,304	43,924
Other income (expenses)
Interest income	87	143
Interest expense	(61,064)	(62,016)
Total other expenses	(60,977)	(61,873)
Net loss	$(27,673)	$(17,949)

See accompanying notes to the financial statements.

F-10

ANJO of Skylake, Inc.

Statements of Stockholders' Deficit

For the years ended December 31, 2013 and 2012

(Audited)

	Capital Stock		Accumulated
	Number of Shares	Par Value	Deficit
Balance, December 31, 2011	1,000	$—	$(130,790)
Repayment of distributions to stockholder			778
Net loss			(17,949)
Balance, December 31, 2012	1,000	$—	$(147,961)
Repayment of distributions to stockholder			24,628
Net loss			(27,673)
Balance, December 31, 2013	1,000	$—	$(151,006)

See accompanying notes to the financial statements.

F-11

ANJO of Skylake, Inc.

Statements of Cash Flows

For the year ended December 31, 2013 and 2012

	2013	2012
Cash flows from operating activities:
Net loss	$(27,673)	$(17,949)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	12,383	12,383
Changes in assets and liabilities:
(Increase) decrease in:
Accrued interest	(85)	(128)
Net cash used in operating activities	(15,375)	(5,694)
Cash flows from financing activities:
Repayment of long-term debt	(10,091)	(9,139)
Repayment of distributions to stockholder	24,628	778
Net cash provided by (used in) financing activities	14,537	(8,361)
Net change in cash	(838)	(14,055)
Cash at beginning of the year	4,115	18,170
Cash at end of the year	$3,277	$4,115
Supplemental disclosures for cash flow information:
Cash paid during the year for
Interest	$61,064	$62,016
Income taxes	$—	$—

See accompanying notes to the financial statements.

F-12

Anjo of Skylake, Inc.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013 and 2012

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Anjo of Skylake, Inc. (the "Company") is a Florida corporation formed in July 2002. The Company holds and rents real property at 3141 S Military Trail, Lake Worth Florida and earns revenue from seminars. A summary of the accounting policies applied in the preparation of the accompanying financial statements follows.

Basis of Accounting

The financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America as outlined in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Under the accrual basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. These estimated service lives range from 5 to 39 years. Accelerated and straight-line methods are utilized for both financial and tax reporting purposes. Maintenance and repairs of property are charged to operations, and major improvements are capitalized.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Long-lived Assets

In accordance with the Financial Accounting Standards Board ("FASB") Accounts Standard Codification (ASC) ASC 360-10, "Property, Plant and Equipment," the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

F-14

Anjo of Skylake, Inc.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013 and 2012

NOTE A – CONTINUED

Cash and Cash Equivalents

For the purpose of the Statement of Cash Flows, the Company included cash on hand and in banks. The Company also considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents.

Revenue Recognition

Revenue is only recognized when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) the price to the buyer is fixed or determinable, and (4) collectability is reasonably assured. Rental income is recognized over the passage of time. Seminar revenue is recognized as the services are performed.

Income Taxes

The Company filed an election with the Internal Revenue Service to be taxed as an S Corporation. Under this election, the Company's income, losses and tax credits will be included in the individual tax returns of the stockholders. Accordingly, the Company will not report a provision for income taxes. The Company’s income tax filings are subject to audit by various taxing authorities. The Company’s open audit periods are 2010 – 2013. In evaluating the Company’s tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances. The Company’s policy on income statement classification of interest and penalties related to income tax obligations, if any, is to include such items as part of interest expense and other expense, respectively.

Allowance for Doubtful Accounts

An allowance for doubtful accounts based upon a review of the collectability of the underlying accounts receivable. The allowance represents management’s estimate of the amount of the receivable for which loss is probable. The allowance is increased or decreased through charges to expense and recoveries of receivable previously charged to expense. As of December 31, 2013 and 2012, no allowances for doubtful accounts have been recorded.

F-15

Anjo of Skylake, Inc.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013 and 2012

NOTE A – CONTINUED

Fair Value of Financial Instruments

The carrying amounts reflected in the balance sheets for cash, accounts receivable, and accounts payable approximate the respective fair values due to the short maturities of these items. The Company does not hold any investments that are available-for-sale.

As required by the Fair Value Measurements and Disclosures Topic of the FASB ASC, fair value is measured based on a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The three levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2: Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

NOTE B – PROPERTY AND EQUIPMENT

Depreciation expense for the years ended December 31, 2013 and 2012 was $11,878 and $11,878, respectively.

NOTE C – DISTRIBUTION TO STOCKHOLDER

During the years ended December 31, 2013 and 2012, the Company total received $24,628 and $778 repayment of distribution to stockholder, and recorded distributions to accumulated deficit for the years ended December 31, 2013 and 2012.

NOTE D – LONG TERM DEBT

Mortgage payable matures on September 26, 2037 and is due in monthly installments of $5,930, including principal and interest at 7.99% and secured by the real property located at 3141 S Military Trail, Lake Worth, Florida. Interest expense for the years ended December 31, 2013 and 2012 is $61,064 and $62,016, respectively.

F-16

Anjo of Skylake, Inc.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013 and 2012

NOTE D – CONTINUED

Future aggregate minimum loan payments as of date are as follows:

2014	$10,841
2015	11,798
2016	12,620
2017	13,852
2018	15,016
Thereafter	684,101
Total	$748,228

NOTE E – COMMITMENTS AND CONTINGENCIES

Concentration of Risk

The Company maintains its cash balances at financial institutions located in Lake Worth, Florida. Deposit accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. At December 31, 2013 and 2012, the Company had no uninsured cash balances. The Company extends credit to its customers and students. The Company has assessed its significant credit risk on customer and student receivables and has provided an allowance for amounts believed to be uncollectible.

Legal matters

The Company is engaged in legal proceedings incidental to its normal business activities. In the opinion of management, none of these proceedings are material in relation to the Company’s financial position.

Note F – Related Party TRANSACTIONS

The Company is leasing the building under a month-to-month verbal agreement to Academy of Healing Arts, Massage and Facial Skin Care, Inc., a company under common control. Rental income for the years ended December 31, 2013 and 2012 is $51,137 and $51,137, respectively.

F-17